Exhibit 99.1

FOR IMMEDIATE RELEASE	NASDAQ: NSIT

INSIGHT ENTERPRISES, INC. REPORTS FOURTH QUARTER AND

FULL YEAR 2014 RESULTS

TEMPE, AZ – February 11, 2015 – Insight Enterprises, Inc. (NASDAQ: NSIT) (the “Company”) today reported results of operations for the quarter and year ended December 31, 2014.

Results for the Quarter:

•	Consolidated net sales increased 4% compared to the fourth quarter of 2013 to $1.45 billion.

•	Net sales in North America increased 6% to $1.0 billion,

•	Net sales in EMEA decreased 2% to $391.5 million, and

•	Net sales in APAC decreased 3% to $53.2 million.

•	Excluding the effects of foreign currency movements, net sales in EMEA and APAC increased 6% and 4%, respectively, for the fourth quarter of 2014 compared to the fourth quarter of 2013.

•	Consolidated gross profit increased 1% compared to the fourth quarter of 2013 to $182.2 million, with consolidated gross margin decreasing approximately 40 basis points to 12.6% of net sales.

•	Gross profit in North America of $124.8 million increased 2% year over year, at 12.5% gross margin,

•	Gross profit in EMEA of $49.6 million was up 1% year over year, at 12.7% gross margin, and

•	Gross profit in APAC of $7.8 million was down 21% year to year, at 14.8% gross margin.

•	Excluding the effects of foreign currency movements, gross profit in EMEA increased 8% and gross profit in APAC decreased 16%, for the fourth quarter of 2014 compared to the fourth quarter of 2013.

•	Consolidated earnings from operations decreased 2% compared to the fourth quarter of 2013 to $35.2 million, or 2.4% of net sales.

•	Earnings from operations in North America decreased 7% year to year to $29.2 million, or 2.9% of net sales,

•	Earnings from operations in EMEA increased 408% year over year to $3.9 million, or 1.0% of net sales, and

•	Earnings from operations in APAC decreased 44% year to year to $2.1 million, or 3.9% of net sales.

•	Non-GAAP consolidated earnings from operations for the fourth quarter of 2014, which exclude severance and restructuring expenses, decreased 4% year to year to $38.6 million, or 2.7% of net sales.*

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q4 2014 Results, Page 2	February 11, 2015

•	Consolidated net earnings and diluted earnings per share for the fourth quarter of 2014 were $19.5 million and $0.48, respectively, at an effective tax rate of 43.6%.

•	Non-GAAP consolidated net earnings and diluted earnings per share for the fourth quarter of 2014, which exclude severance and restructuring expenses and the tax effect of these charges, were $22.6 million and $0.55, respectively.*

•	The Company repurchased approximately 868,000 shares of its common stock for $20.7 million during the fourth quarter of 2014.

Results for the Year:

•	Consolidated net sales increased 3% compared to the full year 2013 to $5.3 billion.

•	Net sales in North America increased 3% to $3.6 billion,

•	Net sales in EMEA increased 5% to $1.5 billion, and

•	Net sales in APAC increased 4% to $213.5 million.

•	Excluding the effects of foreign currency movements, net sales in EMEA and APAC increased 3% and 10%, respectively, for the full year 2014 compared to the full year 2013.

•	Consolidated gross profit increased 2% compared to the full year 2013 to $712.4 million, with consolidated gross margin decreasing approximately 20 basis points to 13.4% of net sales.

•	Gross profit in North America of $477.4 million increased 1% year over year, at 13.4% gross margin,

•	Gross profit in EMEA of $199.9 million was up 4% year over year, at 13.0% gross margin, and

•	Gross profit in APAC of $35.0 million was down 1% year to year, at 16.4% gross margin.

•	Excluding the effects of foreign currency movements, gross profit in EMEA and APAC increased 2% and 3%, respectively, for the full year 2014 compared to the full year 2013.

•	Consolidated earnings from operations increased 8% compared to the full year 2013 to $131.0 million, or 2.5% of net sales.

•	Earnings from operations in North America decreased 3% year to year to $103.5 million, or 2.9% of net sales,

•	Earnings from operations in EMEA increased 355% year over year to $17.7 million, or 1.2% of net sales, and

•	Earnings from operations in APAC decreased 10% year to year to $9.7 million, or 4.6% of net sales.

•	Non-GAAP consolidated earnings from operations for the full year 2014, which exclude severance and restructuring expenses and non-cash impairment and accelerated depreciation charges related to the Company’s Illinois real estate assets, increased 5% year over year to $140.6 million, or 2.6% of net sales.*

•	Consolidated net earnings and diluted earnings per share for the full year 2014 were $75.7 million and $1.83, respectively, at an effective tax rate of 39.1%.

•	Non-GAAP consolidated net earnings and diluted earnings per share for the full year 2014, which exclude severance and restructuring expenses and non-cash impairment and accelerated depreciation charges related to the Company’s Illinois real estate assets and the tax effect of these charges, were $82.5 million and $2.00, respectively.*

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q4 2014 Results, Page 3	February 11, 2015

•	The Company repurchased approximately 2.1 million shares of its common stock for $50.4 million during 2014.

•	The Company generated $110.3 million of cash from operations in 2014, compared to $76.1 million in 2013.

“We closed out 2014 with another quarter of solid sales execution in each of our operating segments. In North America, we delivered double digit sales growth in our software and services categories and executed well against our hiring plans in our sales organization, and in our EMEA business, we reported significant earnings growth year over year by driving nice top line growth across our leaner cost structure. The progress we made in 2014 to grow our sales force in North America and improve our execution in EMEA will serve us well heading into 2015,” stated Ken Lamneck, President and Chief Executive Officer. “I am optimistic about the opportunities available to us to bring value to our clients, partners, teammates and shareholders in 2015 and beyond. The IT industry is healthy, and we believe that our global scale, deep data center, software and services capabilities position us well to compete in the marketplace this year,” added Lamneck.

The Company refers to changes in net sales and gross profit in EMEA and APAC excluding the effects of foreign currency movements. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

Net of tax amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

*	A tabular reconciliation of financial measures prepared in accordance with United States generally accepted accounting principles (“GAAP”) to non-GAAP financial measures is included at the end of this press release.

STOCK REPURCHASE PROGRAM

The Company’s Board of Directors has approved an additional authorization to repurchase up to $75 million of the Company’s common stock. This $75 million is in addition to the approximately $17 million remaining under a previous authorization. The Company’s share repurchases will be made on the open market, subject to Rule 10b-18 or in privately negotiated transactions, through block trades, through 10b5-1 plans or otherwise, at management’s discretion. The amount of shares purchased and the timing of the purchases will be based on market conditions, working capital requirements, general business conditions and other factors. The Company intends to retire the repurchased shares.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q4 2014 Results, Page 4	February 11, 2015

GUIDANCE

For the full year of 2015, the Company expects to deliver top line growth in the low single digits in U.S. dollars. The Company also expects diluted earnings per share for the full year 2015 to be between $2.10 and $2.20.

This outlook reflects:

•	an average U.S. dollar to Euro currency exchange rate of $1.05 and an average U.S. dollar to British Pound currency exchange rate of $1.45;

•	the adverse effect on gross profit of previously announced partner program changes in the software category, which the Company expects to be between $5 and $10 million;

•	an effective tax rate of 37% to 39%;

•	the completion of our current share repurchase programs of up to $92 million leading to an average share count of approximately 38 million shares for the year; and

•	capital expenditures of $10 to $15 million.

This outlook excludes severance and restructuring expenses.

CONFERENCE CALL AND WEBCAST

The Company will host a conference call and live web cast today at 5:00 p.m. ET to discuss fourth quarter and full year 2014 results of operations. A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at http://nsit.client.shareholder.com/events.cfm, and a replay of the web cast will be available on the Company’s web site for a limited time following the call. To listen to the live web cast by telephone, call 1-877-402-8904 if located in the U.S., 678-809-1029 for international callers, and enter the access code 70439728.

USE OF NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures exclude severance and restructuring expenses in 2014 and 2013, non-cash impairment and accelerated depreciation charges related to our Illinois real estate assets held for sale in the year ended December 31, 2014 and the tax effect of these charges. The Company excludes these charges when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments. These non-GAAP measures are used to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q4 2014 Results, Page 5	February 11, 2015

FINANCIAL SUMMARY TABLE

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended December 31,				Years Ended December 31,
Insight Enterprises, Inc.	2014	2013	change		2014	2013	change
Net sales	$1,446,134	$1,395,158	4%		$5,316,229	$5,144,347	3%
Gross profit	$182,239	$181,155	1%		$712,403	$698,887	2%
Gross margin	12.6%	13.0%	(40	bps)	13.4%	13.6%	(20	bps)
Selling and administrative expenses	$143,594	$140,799	2%		$576,967	$564,910	2%
Severance and restructuring expenses	$3,478	$4,413	(21%)		$4,433	$12,740	(65%)
Earnings from operations	$35,167	$35,943	(2%)		$131,003	$121,237	8%
Net earnings	$19,483	$20,407	(5%)		$75,684	$71,021	7%
Diluted earnings per share	$0.48	$0.48	—		$1.83	$1.64	12%

North America
Net sales	$1,001,447	$942,758	6%		$3,562,726	$3,470,760	3%
Gross profit	$124,782	$122,052	2%		$477,447	$472,187	1%
Gross margin	12.5%	12.9%	(40	bps)	13.4%	13.6%	(20	bps)
Selling and administrative expenses	$94,815	$89,807	6%		$372,936	$362,380	3%
Severance and restructuring expenses	$806	$771	5%		$971	$3,325	(71%)
Earnings from operations	$29,161	$31,474	(7%)		$103,540	$106,482	(3%)

EMEA
Net sales	$391,524	$397,596	(2%)		$1,539,968	$1,469,174	5%
Gross profit	$49,614	$49,133	1%		$199,916	$191,324	4%
Gross margin	12.7%	12.4%	30	bps	13.0%	13.0%	—
Selling and administrative expenses	$42,997	$44,715	(4%)		$178,816	$178,012	—
Severance and restructuring expenses	$2,672	$3,642	(27%)		$3,356	$9,415	(64%)
Earnings from operations	$3,945	$776	408%		$17,744	$3,897	355%

APAC
Net sales	$53,163	$54,804	(3%)		$213,535	$204,413	4%
Gross profit	$7,843	$9,970	(21%)		$35,040	$35,376	(1%)
Gross margin	14.8%	18.2%	(340	bps)	16.4%	17.3%	(90	bps)
Selling and administrative expenses	$5,782	$6,277	(8%)		$25,215	$24,518	3%
Severance and restructuring expenses	$—	$—	—		$106	$—	N/A
Earnings from operations	$2,061	$3,693	(44%)		$9,719	$10,858	(10%)

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q4 2014 Results, Page 6	February 11, 2015

	North America Three Months Ended December 31,			EMEA Three Months Ended December 31,			APAC Three Months Ended December 31,
Sales Mix	2014	2013	% change*	2014	2013	% change*	2014	2013	% change*
Hardware	60%	62%	3%	36%	33%	5%	7%	4%	76%
Software	34%	33%	11%	62%	65%	(6%)	90%	93%	(6%)
Services	6%	5%	18%	2%	2%	22%	3%	3%	(8%)

	100%	100%	6%	100%	100%	(2%)	100%	100%	(3%)

	North America Years Ended December 31,			EMEA Years Ended December 31,			APAC Years Ended December 31,
Sales Mix	2014	2013	% change*	2014	2013	% change*	2014	2013	% change*
Hardware	61%	61%	2%	37%	34%	14%	6%	3%	100%
Software	33%	33%	4%	61%	64%	—	91%	94%	1%
Services	6%	6%	1%	2%	2%	7%	3%	3%	10%

	100%	100%	3%	100%	100%	5%	100%	100%	4%

*	Represents growth/decline in category net sales on a U.S. dollar basis.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q4 2014 Results, Page 7	February 11, 2015

FORWARD-LOOKING INFORMATION

Certain statements in this release and the related conference call and web cast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including the Company’s expected 2015 financial results, including diluted earnings per share, and the assumptions relating thereto, including top line growth rates, foreign currency exchange rates, the effect on gross profit of partner program changes, its effective tax rate, capital expenditures and the Company’s plans concerning the completion of its share repurchase program and its effect on average share counts for 2015, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013:

•	the Company’s reliance on partners for product availability and competitive products to sell as well as the Company’s competition with its partners;

•	the Company’s reliance on partners for marketing funds and purchasing incentives;

•	changes in the IT industry and/or rapid changes in technology;

•	disruptions in the Company’s IT systems and voice and data networks, including risks and costs associated with the integration and upgrade of the Company’s IT systems;

•	actions of the Company’s competitors, including manufacturers and publishers of products the Company sells;

•	failure to comply with the terms and conditions of the Company’s commercial and public sector contracts;

•	the security of the Company’s electronic and other confidential information;

•	general economic conditions;

•	the Company’s dependence on certain personnel;

•	the variability of the Company’s net sales and gross profit;

•	the integration and operation of acquired businesses, including the Company’s ability to achieve expected benefits of the acquisitions;

•	the risks associated with the Company’s international operations;

•	exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations; and

•	intellectual property infringement claims and challenges to the Company’s registered trademarks and trade names.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements in this release should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company assumes no obligation to update, and, except as may be required by law, does not intend to update, any forward-looking statements. The Company does not endorse any projections regarding future performance that may be made by third parties.

CONTACTS:	GLYNIS BRYAN	HELEN JOHNSON
	CHIEF FINANCIAL OFFICER	SENIOR VP, FINANCE
	TEL. 480.333.3390	TEL. 480.333.3234
	EMAIL glynis.bryan@insight.com	EMAIL helen.johnson@insight.com

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q4 2014 Results, Page 8	February 11, 2015

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013
Net sales	$1,446,134	$1,395,158	$5,316,229	$5,144,347
Costs of goods sold	1,263,895	1,214,003	4,603,826	4,445,460

Gross profit	182,239	181,155	712,403	698,887
Operating expenses:
Selling and administrative expenses	143,594	140,799	576,967	564,910
Severance and restructuring expenses	3,478	4,413	4,433	12,740

Earnings from operations	35,167	35,943	131,003	121,237
Non-operating (income) expense:
Interest income	(251)	(259)	(1,062)	(1,230)
Interest expense	1,466	1,560	6,019	6,337
Net foreign currency exchange (gain) loss	(868)	445	327	194
Other expense, net	286	332	1,347	1,412

Earnings before income taxes	34,534	33,865	124,372	114,524
Income tax expense	15,051	13,458	48,688	43,503

Net earnings	$19,483	$20,407	$75,684	$71,021

Net earnings per share:
Basic	$0.48	$0.48	$1.84	$1.65

Diluted	$0.48	$0.48	$1.83	$1.64

Shares used in per share calculations:
Basic	40,692	42,181	41,062	43,012

Diluted	41,015	42,491	41,358	43,289

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q4 2014 Results, Page 9	February 11, 2015

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(UNAUDITED)

	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$164,524	$126,817
Accounts receivable, net	1,309,209	1,257,910
Inventories	122,573	97,268
Inventories not available for sale	45,261	38,705
Deferred income taxes	13,385	16,436
Other current assets	62,920	57,528

Total current assets	1,717,872	1,594,664

Property and equipment, net	104,181	132,820
Goodwill	26,257	26,257
Intangible assets, net	23,567	35,765
Deferred income taxes	58,620	58,651
Other assets	17,626	19,561

	$1,948,123	$1,867,718

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$819,916	$735,699
Accounts payable – inventory financing facility	122,781	115,252
Accrued expenses and other current liabilities	144,561	156,491
Current portion of long-term debt	766	217
Deferred revenue	50,904	44,146

Total current liabilities	1,138,928	1,051,805

Long-term debt	62,535	66,949
Deferred income taxes	940	443
Other liabilities	24,489	31,603

	1,226,892	1,150,800

Stockholders’ equity:
Preferred stock	—	—
Common stock	401	420
Additional paid-in capital	337,167	348,703
Retained earnings	396,992	353,854
Accumulated other comprehensive income (loss) – foreign currency translation adjustments	(13,329)	13,941

Total stockholders’ equity	721,231	716,918

	$1,948,123	$1,867,718

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q4 2014 Results, Page 10	February 11, 2015

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(UNAUDITED)

	Years Ended December 31,
	2014	2013
Cash flows from operating activities:
Net earnings	$75,684	$71,021
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	40,570	41,544
Non-cash real estate impairment	4,558	—
Provision for losses on accounts receivable	4,409	4,696
Write-downs of inventories	2,630	3,719
Write-off of property and equipment	741	606
Non-cash stock-based compensation	7,750	6,430
Excess tax benefit from employee gains on stock-based compensation	(568)	(909)
Deferred income taxes	3,794	3,445
Gain on related party sale of property and equipment	(895)	—
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(107,969)	111,545
Increase in inventories	(35,714)	(7,391)
Increase in other current assets	(5,182)	(30,650)
Decrease in other assets	1,604	735
Increase (decrease) in accounts payable	121,506	(130,657)
Increase in deferred revenue	8,303	1,197
(Decrease) increase in accrued expenses and other liabilities	(10,902)	735

Net cash provided by operating activities	110,319	76,066

Cash flows from investing activities:
Purchases of property and equipment	(9,983)	(19,024)
Proceeds from sale of property and equipment	2,472	—

Net cash used in investing activities	(7,511)	(19,024)

Cash flows from financing activities:
Borrowings on senior revolving credit facility	484,992	835,328
Repayments on senior revolving credit facility	(501,492)	(851,828)
Borrowings on accounts receivable securitization financing facility	1,050,070	875,000
Repayments on accounts receivable securitization financing facility	(1,039,070)	(872,000)
Borrowings under other financing arrangements	2,002	—
Repayments under other financing arrangements	(150)	—
Payments on capital lease obligation	(217)	(671)
Net borrowings (repayments) under inventory financing facility	7,529	(1,581)
Payment of deferred financing fees	(351)	—
Excess tax benefit from employee gains on stock-based compensation	568	909
Payment of payroll taxes on stock-based compensation through shares withheld	(2,028)	(3,094)
Repurchases of common stock	(50,383)	(57,774)

Net cash used in financing activities	(48,530)	(75,711)

Foreign currency exchange effect on cash balances	(16,571)	(6,633)

Increase (decrease) in cash and cash equivalents	37,707	(25,302)
Cash and cash equivalents at beginning of year	126,817	152,119

Cash and cash equivalents at end of year	$164,524	$126,817

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q4 2014 Results, Page 11	February 11, 2015

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013
Consolidated Earnings from Operations:
GAAP	$35,167	$35,943	$131,003	$121,237
Non-cash real estate impairment and accelerated depreciation	—	—	5,178	—
Severance and restructuring expenses	3,478	4,413	4,433	12,740

Non-GAAP	$38,645	$40,356	$140,614	$133,977

Consolidated Net Earnings:
GAAP	$19,483	$20,407	$75,684	$71,021
Non-cash real estate impairment and accelerated depreciation, net of tax	—	—	3,174	—
Severance and restructuring expenses, net of tax	3,088	3,651	3,686	9,786

Non-GAAP	$22,571	$24,058	$82,544	$80,807

Consolidated Diluted EPS:
GAAP	$0.48	$0.48	$1.83	$1.64
Non-cash real estate impairment and accelerated depreciation, net of tax	—	—	0.08	—
Severance and restructuring expenses, net of tax	0.07	0.09	0.09	0.23

Non-GAAP	$0.55	$0.57	$2.00	$1.87

North America Earnings from Operations:
GAAP	$29,161	$31,474	$103,540	$106,482
Non-cash real estate impairment and accelerated depreciation	—	—	5,178	—
Severance and restructuring expenses	806	771	971	3,325

Non-GAAP	$29,967	$32,245	$109,689	$109,807

EMEA Earnings from Operations:

GAAP	$3,945	$776	$17,744	$3,897
Severance and restructuring expenses	2,672	3,642	3,356	9,415

Non-GAAP	$6,617	$4,418	$21,100	$13,312

APAC Earnings from Operations:

GAAP	$2,061	$3,693	$9,719	$10,858
Severance and restructuring expenses	—	—	106	—

Non-GAAP	$2,061	$3,693	$9,825	$10,858

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958